UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 22, 2012

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri	1-6089	44-0607856
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105

(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 8.01 of this Current Report, insofar as it relates to the Underwriting Agreement, Officers’ Certificate and Note (each as defined below), is incorporated by reference herein.

Item 8.01.	Other Events.

On October 22, 2012, H&R Block, Inc. (the “Company”) and Block Financial LLC (“Block Financial”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, for itself and as representative of the several underwriters named therein, in connection with the issuance and sale by Block Financial of $500,000,000 principal amount of Block Financial’s 5.50% Notes due 2022 (the “Notes”), which are fully and unconditionally guaranteed by the Company pursuant to a guarantee (the “Guarantee”) endorsed on the Notes. The closing of the sale of the Notes and the Guarantee occurred on October 25, 2012. In connection with the foregoing, Block Financial executed an Officers’ Certificate, dated October 25, 2012 (the “Officers’ Certificate”), establishing the terms of the Notes, and concurrently therewith Block Financial executed the form of Note attached thereto and the Company executed the Guarantee endorsed on the Note.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The Officers’ Certificate is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The form of Note (including the notation of Guarantee) is filed as Exhibit 4.2 hereto and is incorporated by reference herein.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the registration statement on Form S-3 (File No. 333-184343) of the Company and Block Financial which was automatically effective on October 9, 2012: (i) the Underwriting Agreement, filed as Exhibit 1.1 hereto; (ii) the Officers’ Certificate, filed as Exhibit 4.1 hereto; (iii) the form of Note, including the notation of Guarantee, filed as Exhibit 4.2 hereto; and (iv) the opinions of counsel addressing the validity of the Notes and the Guarantee, filed as Exhibit 5.1 and Exhibit 5.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 22, 2012, by and among H&R Block, Inc., Block Financial LLC and J.P. Morgan Securities LLC, for itself and as representative of the several underwriters named therein.

4.1	Officers’ Certificate of Block Financial LLC establishing the terms of the 5.50% Notes due 2022.

4.2	Form of 5.50% Note due 2022.

5.1	Opinion of Weil, Gotshal and Manges LLP.

5.2	Opinion of Stinson Morrison Hecker LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

23.2	Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: October 25, 2012	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 22, 2012, by and among H&R Block, Inc., Block Financial LLC and J.P. Morgan Securities LLC, for itself and as representative of the several underwriters named therein.

4.1	Officers’ Certificate of Block Financial LLC establishing the terms of the 5.50% Notes due 2022.

4.2	Form of 5.50% Note due 2022.

5.1	Opinion of Weil, Gotshal and Manges LLP.

5.2	Opinion of Stinson Morrison Hecker LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

23.2	Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.2).